Trade and Other Payables	6 Months Ended
Jul. 31, 2021
Trade and other payables [abstract]
Trade and Other Payables

10. Trade and Other Payables

	31 July 2021 US $000’s	31 January 2021 US $000’s
Current:
Trade payables	3,106	4,474
Accruals	159	5,190
Employee benefit liabilities	10,594	10,902
	13,859	20,566

Trade and other payables are unsecured, non-interest bearing and are normally due within 30 days however some trade creditors are out of term as at July 31, 2021 and subsequent to the end of the financial period the Group has reduced the out of term trade creditors but further work is required to bring all of the creditors in term. The carrying amounts are considered to be a reasonable approximation of fair value.

Employee benefits liabilities includes an accrual of $9.5m relating to phantom warrants. The Group uses the Black Scholes option pricing model to determine the fair value of the phantom warrants which have an exercise price of US$0.37, volatility of 176% and risk-free rate of 0.35%, which vests in three tranches being January 21, 2021, July 21, 2021 and January 21, 2022, equal to 1.50% of the outstanding shares of the Group on the vesting date. There are no conditions or restrictions to receiving the benefit of all the phantom warrants for the full bonus calculation period. Each tranche of phantom warrants may be exercised for cash at any time in the three year period following vesting date and as such is recognised as a liability.